EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Blue Gem Enterprise for the quarter ended February 28, 2009, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the quarterly Report on Form 10-Q of Blue Gem Enterprise for the quarter ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the quarterly Report on Form 10-Q for the quarter ended February 28, 2009, fairly presents in all material respects, the financial condition and results of operations of Blue Gem Enterprise.


/s/ Susan Loyd
-------------------------------------------------------------
By: Susan Loyd
Title: Chief Financial Officer & Principal Accounting Officer

Date: April 14, 2009